   SIXTH AMENDMENT TO CREDIT AGREEMENT AND ACKNOWLEDGMENT AND AGREEMENT WITH
                      RESPECT TO OTHER CREDIT DOCUMENTS

          SIXTH AMENDMENT, dated as of December 4, 1998 (this "Amendment"), among TRISTAR AEROSPACE CO. (f/k/a Maple Leaf Aerospace, Inc.) ("Parent"), AEROSPACE ACQUISITION CORP. ("Holdings"), TRISTAR AEROSPACE, INC. (as successor by merger with Tri-Star Aerospace Co.) ("TriStar"), TRISTAR AEROSPACE SARL, a Wholly-Owned Subsidiary of TriStar organized and existing under the laws of France, the financial institutions party to the Credit Agreement described below (the "Banks") and BANKERS TRUST COMPANY, as Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                            W I T N E S S E T H :

     WHEREAS, Parent, Holdings, Tristar, the Banks and the Agent are parties to a Credit Agreement, dated as of September 19, 1996 (as amended to the date hereof, the "Credit Agreement");

     WHEREAS, TriStar Aerospace SARL desires to borrow Revolving Loans under the Credit Agreement and the Banks and the Agent have agreed, among other things, to permit TriStar Aerospace SARL to borrow Revolving Loans under the Credit Agreement subject to the terms and conditions set forth herein, in the other Credit Documents and in the Credit Agreement (in each case as modified hereby); and

     WHEREAS, TriStar Aerospace SARL desires to become a party to the Credit Agreement (as amended hereby) and the other parties hereto wish to amend the Credit Agreement as herein provided;

     NOW THEREFORE, it is agreed:

     I.   AMENDMENTS TO CREDIT AGREEMENT.

          1. The first recital to the Credit Agreement is hereby amended by replacing the reference therein to "the Borrower" with a reference to "the US Borrower and the French Borrower".

          2. Section 1.01(a) of the Credit Agreement is hereby amended by replacing each reference therein to "the Borrower" with a reference to "the US Borrower".

          3. Section 1.01(b) of the Credit Agreement is hereby amended by deleting said section in its entirety and inserting the following new clause
(b) in lieu thereof:

               (b) Subject to and upon the terms and conditions herein set forth, each RL Bank severally agrees, at any time and from time to time on and after (x) in the case of the US Borrower, the Initial Borrowing Date and (y) in the case of the French Borrower, the Sixth Amendment Effective Date, and in each case prior to the Revolving Loan Maturity Date, to make a revolving loan or revolving loans (each, a "Revolving Loan" and, collectively, the "Revolving Loans") to the US Borrower or the French Borrower, which Revolving Loans (i) shall be made to the US Borrower and/or the French Borrower on a several basis, (ii) shall be denominated in U.S. Dollars, (iii) except as hereinafter provided, shall, at the option of the respective Borrower, be incurred and maintained as and/or converted into Base Rate Loans or Eurodollar Loans, PROVIDED that all Revolving Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, consist of Revolving Loans of the same Type, (iv) may be repaid and reborrowed in accordance with the provisions hereof, (v) shall not exceed for any Bank at any time outstanding that aggregate principal amount which, when combined with such Bank's Percentage of all Swingline Loans then outstanding and the Letter of Credit Outstandings (exclusive of Unpaid Drawings relating to Letters of Credit which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time, equals the Revolving Loan Commitment of such Bank at such time and (vi) in the case of the French Borrower, shall not exceed, when added to the then outstanding principal amount of Revolving Loans and Swingline Loans incurred by the French Borrower, $5,000,000 in aggregate principal amount outstanding at any time.

          4. Section 1.01(c) of the Credit Agreement is hereby amended by deleting said section in its entirety and inserting the following new clause
(c) in lieu thereof:

               (c) Subject to and upon the terms and conditions herein set forth, BTCo in its individual capacity agrees to make at any time and from time to time on and after (x) in the case of the US Borrower, the Initial Borrowing Date and (y) in the case of the French Borrower, the Sixth Amendment Effective Date, and in each case prior to the Swingline Expiry Date, a loan or loans to the US Borrower or the French Borrower (each, a "Swingline Loan" and, collectively, the "Swingline Loans"), which Swingline Loans (i) shall be made to the US Borrower and/or the French Borrower on a several basis, (ii) shall be made and maintained as Base Rate Loans, (iii) shall be denominated in U.S. Dollars, (iv) may be repaid and reborrowed in accordance with the provisions hereof, (v) shall not exceed in aggregate principal amount at any time outstanding, when combined with the aggregate principal amount of all Revolving Loans then outstanding and the Letter of Credit Outstandings (exclusive of Unpaid Drawings relating to Letters of Credit which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time, an amount equal to the Total Revolving Loan Commitment then in effect, (vi) shall not exceed in aggregate principal amount at any time outstanding for all Swingline Loans the Maximum Swingline Amount and (vii) in the case of the French Borrower, shall not exceed, when added to the then outstanding principal amount of Revolving Loans and Swingline Loans incurred by the French Borrower, $5,000,000 in aggregate principal amount outstanding at any time. BTCo shall not be obligated to make any Swingline Loans at a time when a Bank Default exists unless BTCo has entered into arrangements satisfactory to it and the respective Borrower to eliminate BTCo's risk with respect to the Defaulting Bank's or Banks' participation in such Swingline Loans, including by cash collateralizing such Defaulting Bank's or Banks' Percentage of the outstanding Swingline Loans. BTCo will not make a Swingline Loan after it has received written notice from any Borrower or the Required Banks stating that a Default or an Event of Default exists until such time as BTCo shall have received a written notice of (i) rescission of such notice from the party or parties originally delivering the same or (ii) a waiver of such Default or Event of Default from the Required Banks.

          5. Section 1.01(d) of the Credit Agreement is hereby amended by deleting said section in its entirety and inserting the following new clause
(d) in lieu thereof:

          (d) On any Business Day, BTCo may, in its sole discretion, give notice to the RL Banks that its outstanding Swingline Loans shall be funded with a Borrowing of Revolving Loans (PROVIDED that each such notice shall be deemed to have been automatically given upon the occurrence of a Default or an Event of Default under Section 10.05 or upon the exercise of any of the remedies provided in the last paragraph of Section 10), in which case a Borrowing of Revolving Loans constituting Base Rate Loans (each such Borrowing, a "Mandatory Borrowing") shall be made by either or both of the Borrowers, according to their respective Swingline Loans outstanding at such time, on the immediately succeeding Business Day by all RL Banks PRO RATA based on each RL Bank's Percentage, and the proceeds thereof shall be applied directly to repay BTCo for such outstanding Swingline Loans of the respective Borrowers. Each RL Bank hereby irrevocably agrees to make Base Rate Loans upon one Business Day's notice pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified in writing by BTCo notwithstanding (i) that the amount of the Mandatory Borrowing may not comply with the Minimum Borrowing Amount otherwise required hereunder, (ii) whether any conditions specified in Section 5 or 6 are then satisfied, (iii) whether a Default or an Event of Default has occurred and is continuing, (iv) the date of such Mandatory Borrowing and (v) the amount of the Total Revolving Loan Commitment at such time. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code in respect of any Borrower), each RL Bank (other than
     BTCo) hereby agrees that it shall forthwith purchase from BTCo (without recourse or warranty) such assignment of the outstanding Swingline Loans as shall be necessary to cause the RL Banks to share in such Swingline Loans ratably based upon their respective Percentages (determined before giving effect to any termination of the Revolving Loan Commitments pursuant to the last paragraph of Section 10), PROVIDED that (x) all interest payable on the Swingline Loans shall be for the account of BTCo until the date the respective assignment is purchased and, to the extent attributable to the purchased assignment, shall be payable to the RL Bank purchasing same from and after such date of purchase and (y) at the time any purchase of assignments pursuant to this sentence is actually made, the purchasing RL Bank shall be required to pay BTCo interest on the principal amount of assignment purchased for each day from and including the day upon which the Mandatory Borrowing would otherwise have occurred to but excluding the date of payment for such assignment, at the rate otherwise applicable to Revolving Loans maintained as Base Rate Loans hereunder for each day thereafter.

          6. Section 1.01 is further amended by inserting the following new clause (e) immediately following clause (d) thereof:

               (e) On the Sixth Amendment Effective Date, all then outstanding Revolving Loans shall be deemed to be repaid in full and reborrowed in accordance with the terms of the amended Revolving Loan Commitments of the RL Banks, PROVIDED that, notwithstanding anything to the contrary contained in Section 1.11, each RL Bank agrees (in each case as to itself only) to waive payment by the US Borrower of all breakage costs incurred as a result of such repayment.

          7. Section 1.03(a) of the Credit Agreement is hereby amended by (i) replacing the reference to "the Borrower" therein with a reference to "a Borrower", (ii) inserting the phrase " by the respective Borrower requesting such proposed Borrowing" immediately following the reference therein to "appropriately completed" and (iii) inserting the phrase "to be made to the US Borrower," immediately following the reference to "Borrowing of Revolving Loans" appearing in clause (v) thereof.

          8. Section 1.03(b) of the Credit Agreement is hereby amended by (i) replacing the reference in clause (i) thereof to "the Borrower" with a reference to "a Borrower" and (ii) replacing the reference in clause (ii) thereof to "the Borrower" with a reference to "the respective Borrower".

          9. Sections 1.03(c) and 1.04 of the Credit Agreement are hereby amended by replacing each reference therein to "the Borrower" with a reference to "the respective Borrower".

          10. Section 1.05(a) of the Credit Agreement is hereby amended by deleting said clause (a) in its entirety and inserting the following new clause (a) in lieu thereof:

               (a) the US Borrower's and the French Borrower's respective obligations to pay the principal of, and interest on, all the Loans made to it by each Bank shall be evidenced (i) if Term Loans, a promissory note executed by the US Borrower substantially in the form of Exhibit B-1 with blanks appropriately completed in conformity herewith (each, a "Term Note" and, collectively, the "Term Notes"), (ii) if Revolving Loans, by promissory notes executed by the respective Borrower substantially in the form of Exhibit B-2 with blanks appropriately completed in conformity herewith (each, a "Revolving Note" and, collectively, the "Revolving Notes") and (iii) if Swingline Loans, by promissory notes executed by the respective Borrower substantially in the form of Exhibit B-3 with blanks appropriately completed in conformity herewith (each a "Swingline Note" and, collectively, the "Swingline Notes").

          11. Section 1.05(b) of the Credit Agreement is hereby amended by replacing all references therein to "the Borrower" with references to "the US Borrower".

          12. Section 1.05(c) of the Credit Agreement is hereby amended by deleting said section (c) in its entirety and inserting the following new clause (c) in lieu thereof:

               (c) (i) The Revolving Note issued to each RL Bank by the US Borrower shall (t) be executed by the US Borrower, (u) be payable to such Bank or its registered assigns and be dated the Initial Borrowing Date, (v) be in a stated principal amount equal to the Revolving Loan Commitment of such Bank and be payable in the principal amount of the outstanding Revolving Loans made to the US Borrower evidenced thereby, (w) mature on the Revolving Loan Maturity Date, (x) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (y) be subject to voluntary prepayment as provided in Section 4.01 and mandatory repayment as provided in Section 4.02 and (z) be entitled to the benefits of this Agreement and the other Credit Documents and (ii) the Revolving Note issued to each RL Bank by the French Borrower on the Sixth Amendment Effective Date shall (t) be executed by the French Borrower, (u) be payable to such Bank or its registered assigns and be dated the Sixth Amendment Effective Date, (v) be in a stated principal amount equal to such Bank's Percentage of $5,000,000 and be payable in the principal amount of the outstanding Revolving Loans made to the French Borrower evidenced thereby, (w) mature on the Revolving Loan Maturity Date, (x) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (y) be subject to voluntary prepayment as provided in Section 4.01 and mandatory repayment as provided in Section 4.02 and (z) be entitled to the benefits of this Agreement and the other Credit Documents.

          13. Section 1.05(d) of the Credit Agreement is hereby amended by deleting said section (d) in its entirety and inserting the following new clause (d) in lieu thereof:

               (d) (i) The Swingline Note issued to BTCo by the US Borrower shall (t) be executed by the US Borrower, (u) be payable to BTCo or its registered assigns and be dated the Initial Borrowing Date, (v) be in a stated principal amount equal to the Maximum Swingline Amount and be payable in the principal amount of the outstanding Swingline Loans made to the US Borrower evidenced thereby, (w) mature on the Swingline Expiry Date,
     (x) bear interest as provided in Section 1.08 in respect of the Base Rate Loans evidenced thereby, (y) be subject to voluntary prepayment as provided in Section 4.01 and mandatory repayment as provided in Section 4.02 and (z) be entitled to the benefits of this Agreement and the other Credit Documents and (ii) the Swingline Note issued to BTCo by the French Borrower shall (t) be executed by the French Borrower, (u) be payable to BTCo or its registered assigns and be dated the Sixth Amendment Effective Date, (v) be in a stated principal amount equal to the Maximum Swingline Amount and be payable in the principal amount of the outstanding Swingline Loans made to the French Borrower evidenced thereby, (w) mature on the Swingline Expiry Date, (x) bear interest as provided in Section 1.08 in respect of the Base Rate Loans evidenced thereby, (y) be subject to voluntary prepayment as provided in Section 4.01 and mandatory repayment as provided in Section
     4.02 and (z) be entitled to the benefits of this Agreement and the other Credit Documents.

          14. Section 1.06 of the Credit Agreement is hereby amended by (i) replacing each reference to "The Borrower" or "the Borrower" appearing therein with a reference to "The respective Borrower" or "the respective Borrower", respectively, and (ii) inserting the word "its" immediately prior to the first reference therein to "Loans".

          15. Section 1.07 of the Credit Agreement is hereby amended by replacing the reference therein to "the Borrower" with a reference to "the respective Borrower".

          16. Section 1.08(f) of the Credit Agreement is hereby amended by replacing the reference therein to "the Borrower" with a reference to "the respective Borrower".

          17. Section 1.09 of the Credit Agreement is hereby amended by (i) replacing the first reference therein to "the Borrower" with a reference to "a Borrower" and (ii) replacing all subsequent references therein to "the Borrower" with references to "the respective Borrower".

          18. Section 1.10 of the Credit Agreement is hereby amended by (i) replacing the first reference therein to "the Borrower" with a reference to "each Borrower" and (ii) replacing all subsequent references therein to "the Borrower" with references to "the respective Borrower".

          19. Section 1.11 of the Credit Agreement is hereby amended by (i) replacing the word "The" at the beginning thereof with the word "Each", (ii) replacing each remaining reference therein to "the Borrower" with references to "the respective Borrower" and (iii) inserting the phrase "in respect of Loans made to such Borrower or Notices of Borrowing or Notices of Conversion delivered by such Borrower" immediately prior to the colon preceding clause
(i) thereof.

          20. Section 1.12 of the Credit Agreement is hereby amended by (i) replacing the first reference therein to "the Borrower" with a reference to "the US Borrower" and (ii) replacing the remaining reference to "the Borrower" with a reference to "any Borrower".

          21. Section 1.13 of the Credit Agreement is hereby amended by (i) replacing the first reference therein to "the Borrower" with a reference to "a Borrower", (ii) replacing the next two subsequent references therein to "the Borrower" with references to "the US Borrower", (iii) replacing the reference to "the Borrower" in clause (ii) thereof with a reference to "each Borrower" and (iv) replacing the reference to "the Borrower" appearing in the last sentence thereof with a reference to "the respective Borrower or Borrowers".

          22. Section 2 of the Credit Agreement is hereby amended by replacing all references therein to "the Borrower" and "the Borrower's" with a references to "the US Borrower" and "the US Borrower's", respectively.

          23. Section 3 of the Credit Agreement is hereby amended by replacing all references therein to "The Borrower", "the Borrower" and "the Borrower's" with references to "The US Borrower", "the US Borrower" and "the US Borrower's", respectively.

          24. Section 3 of the Credit Agreement is hereby further amended by deleting the schedule appearing in Section 3.03(c) in its entirety and replacing it with the following new schedule:

          Scheduled Commitment
          Reduction Date                     Amount
          --------------                     ------
          September 19, 2000                 $15,000,000
          September 19, 2001                 $35,000,000

          25.  Section 4.01(a) of the Credit Agreement is hereby amended by
(i) replacing the first reference therein to "The Borrower" with a reference to "Each Borrower", (ii) replacing all subsequent references therein to "the Borrower" and "the Borrower's" with references to "such Borrower" and "such Borrower's", respectively, (iii) replacing the first reference therein to "the Loans" with a reference to "the Loans made to it" and (iv) inserting the phrase ", in the case of the US Borrower," immediately following the reference to "Swingline Loans and/or" appearing in clause (a) thereof.

          26. Section 4.01(b) of the Credit Agreement is hereby amended by replacing the reference therein to "the Borrower shall" with a reference to "the US Borrower and the French Borrower shall together".

          27.   Section 4.02(a) of the Credit Agreement is hereby amended by
(i) replacing the first reference therein to "the Borrower" with a reference to "the US Borrower and/or the French Borrower" and (ii) replacing all subsequent references therein to "the Borrower" with references to "the US Borrower".

          28. Sections 4.02(b) and (c) of the Credit Agreement are hereby amended by replacing all references therein to "the Borrower" with references to "the US Borrower"

          29.  Section 4.02(f) of the Credit Agreement is hereby amended by
(i) replacing all references to "the Borrower" appearing in clauses (x) and
(y)(a) through (c) of said section with references to "the US Borrower", (ii) replacing the first reference in clause (y)(d) thereof to "the Borrower" with a reference to "the US Borrower", (iii) replacing the second reference in clause (y)(d) thereof to "the Borrower" with a reference to "the US Borrower and its Subsidiaries", (iv) replacing the third reference in clause (y)(d) thereof to "the Borrower" with a reference to "each Borrower", (v) replacing the fourth reference in clause (y)(d) thereof to "the Borrower" with a reference to "such Borrower" and (vi) replacing all subsequent references therein to "the Borrower" with references to "the US Borrower".

          30.  Section 4.02(j) of the Credit Agreement is hereby amended by
(i) replacing the reference therein to "the Borrower may designate" with a reference to "the US Borrower and/or the French Borrower may designate among themselves which of their respective Loans are to be repaid (in the case of a repayment of Revolving Loans), ", (ii) inserting the phrase "of such Borrower" immediately prior to the reference to "of the respective Tranche" appearing in clause

(i) thereof, and (iii) replacing the reference to "the Borrower" appearing in clause (iii) thereof with a reference to "the respective Borrower".

          31. Section 4.02 of the Credit Agreement is hereby further amended by inserting the following new clause (l) immediately following clause (k) thereof:

          (l) Notwithstanding anything to the contrary contained elsewhere in this Agreement, on any day that the French Borrower shall cease to be a Wholly-Owned Subsidiary of Parent, the French Borrower shall be required to repay in full on such date all then outstanding Revolving Loans and Swingline Loans made to the French Borrower.

          32.  Section 4.04(a) of the Credit Agreement is hereby amended by
(i) replacing the first reference therein to "the Borrower" with a reference to "each Borrower" and (ii) replacing all subsequent references therein to "the Borrower" with references to "the respective Borrower".

          33.  Section 4.04(b) of the Credit Agreement is hereby amended by
(i) replacing each reference to "the Borrower" appearing in the first and second sentences thereof with a reference to "the US Borrower", (ii) replacing the first reference to "the Borrower" appearing in clause (x) of the third sentence thereof with a reference to "either Borrower", (iii) replacing the second reference to "the Borrower" appearing in clause (x) of the third sentence thereof with a reference to "the US Borrower", (iv) replacing the reference to "the Borrower shall not" appearing in clause (y) of the third sentence thereof with a reference to "no Borrower shall", (v) replacing the second and third references to "the Borrower" appearing in clause (y) of the third sentence thereof with a reference to "the US Borrower" and (vi) replacing the reference to "the Borrower" appearing in the fourth sentence thereof with a reference to "each Borrower".

          34. Section 5 of the Credit Agreement is hereby amended by replacing the reference to "the Borrower" appearing in the introductory paragraph thereof with a reference to "any Borrower".

          35. Section 6.02 of the Credit Agreement is hereby amended by replacing the reference therein to "the Borrower" with a reference to "either Borrower".

          36. Section 6 of the Credit Agreement is hereby further amended by adding the following new Section 6.05 immediately after Section 6.04, but before the last paragraph of Section 6:

          "6.05 SPECIAL CONDITION REGARDING REVOLVING LOANS AND SWINGLINE LOANS TO FRENCH BORROWER. At the time of the making of each Revolving Loan (excluding Mandatory Borrowings) and each Swingline Loan to the French Borrower, the French Borrower shall be a Wholly-Owned Subsidiary of Parent."

          37. Section 6 of the Credit Agreement is hereby further amended by replacing the reference to "the Borrower" appearing in the final paragraph thereof with a reference to "the US Borrower and, in the case of a Borrowing of Revolving Loans or Swingline Loans to the French Borrower, the French Borrower".

          38. Section 7 of the Credit Agreement is hereby amended by replacing the reference to "and the Borrower" appearing in the introductory paragraph thereof with a reference to ", the US Borrower and, in the case of a Borrowing of Revolving Loans or Swingline Loans to the French Borrower, the French Borrower".

          39. Section 7.05(b) of the Credit Agreement is hereby amended by replacing the reference to "the Borrower and its Subsidiaries" appearing in the final paragraph thereof with a reference to "the respective Borrower and its Subsidiaries".

          40. Section 7.13 (ii) of the Credit Agreement is hereby amended by replacing the reference therein to "the Borrower's" with a reference to "the US Borrower's".

          41. Section 7.14(d) of the Credit Agreement is hereby amended by replacing the reference therein to "the Borrower" with a reference to "the US Borrower".

          42. Section 8 of the Credit Agreement is hereby amended by replacing the reference to "the Borrower" appearing in the introductory paragraph thereof with a reference to "each Borrower".

          43. Section 8.01(k) of the Credit Agreement is hereby amended by replacing the reference therein to "the Borrower" with a reference to "the US Borrower".

          44. Section 8.02 of the Credit Agreement is hereby amended by replacing all references therein to "the Borrower" with references to "the US Borrower".

          45. Section 8.03 of the Credit Agreement is hereby amended by (i) replacing the first and third references therein to "the Borrower" with a reference to "each Borrower" and (ii) replacing the second reference therein to "the Borrower" with a reference to "the US Borrower".

          46. Section 8.04 of the Credit Agreement is hereby amended by replacing the reference therein to "the Borrower" with a reference to "each Borrower".

          47. Section 8.05 of the Credit Agreement is hereby amended by replacing the reference therein to "the Borrower" with a reference to "each Borrower".

          48. Section 8.06 of the Credit Agreement is hereby amended by replacing the reference therein to "the Borrower" with a reference to "each Borrower".

          49. Section 8.07(a) of the Credit Agreement is hereby amended by replacing each reference therein to "the Borrower" with a reference to "each Borrower".

          50. Section 8.07(b) of the Credit Agreement is hereby amended by replacing the reference therein to "the Borrower" with a reference to "the US Borrower".

          51. Section 8.08 of the Credit Agreement is hereby amended by deleting the reference therein to "Borrower,".

          52. Section 8.09 of the Credit Agreement is hereby amended by replacing the reference therein to "the Borrower" with a reference to "each Borrower".

          53. Section 8.11(b) of the Credit Agreement is hereby amended by replacing the reference therein to "the Borrower" with a reference to "the US Borrower".

          54. Section 8.12 of the Credit Agreement is hereby amended by replacing each reference therein to "the Borrower" with a reference to "the US Borrower".

          55. Section 8.14 of the Credit Agreement is hereby amended by replacing each reference therein to "the Borrower" with a reference to "the US Borrower".

          56. Section 8.15 of the Credit Agreement is hereby amended by replacing the reference therein to "the Borrower" with a reference to "each Borrower".

          57. Section 8.16 of the Credit Agreement is hereby amended by replacing the reference therein to "the Borrower" with a reference to "each Borrower".

          58. Section 8.18 of the Credit Agreement is hereby amended by replacing the reference therein to "the Borrower" with a reference to "the US Borrower".

          59. Section 8.19 of the Credit Agreement is hereby amended by replacing each reference therein to "The Borrower" or "the Borrower" with a reference to "The US Borrower" or "the US Borrower", respectively.

          60. Section 9 of the Credit Agreement is hereby amended by replacing the reference to "the Borrower" appearing in the introductory paragraph thereof with a reference to "each Borrower".

          61. Section 9.01(b) of the Credit Agreement is hereby amended by deleting said section (b) in its entirety and inserting the following new clause (b) in lieu thereof:

               (b) Notwithstanding the foregoing, neither Parent nor Holdings will engage in any business other than its ownership of the capital stock of Holdings or the US Borrower, respectively, and those obligations of officers and employees of Parent permitted by Section 9.05(h) and having those liabilities which it is responsible for (or permitted to incur) under this Agreement and the other Documents to which it is a party; provided that each of Parent and Holdings may engage in those activities that are incidental to (1) the maintenance of its corporate existence in compliance with applicable law, (2) legal, tax and accounting matters in connection with any of the foregoing activities and (3) the entering into, and performance of its obligations under, this Agreement and the other Documents to which it is a party.

          62. Section 9.02 of the Credit Agreement is hereby amended by (i) replacing each reference therein to "the Borrower" with a reference to "the US Borrower" and (ii) deleting clause (l) thereof in its entirety and inserting the following new clause (l) in lieu thereof:

          (l) so long as no Default or Event of Default exists or would result therefrom (including, without limitation, pursuant to Section 10.10), Parent may purchase, in the open market or otherwise, up to $20,000,000 in the aggregate of its common stock.

          63. Section 9.03 of the Credit Agreement is hereby amended by replacing each reference therein to "the Borrower" with a reference to "the US Borrower".

          64. Section 9.04 of the Credit Agreement is hereby amended by replacing each reference therein to "the Borrower" with a reference to "the US Borrower".

          65.  Sections 9.05(b), (c), (f), (g), (j), (l), (m) and (n) of the
Credit Agreement are hereby amended by replacing each reference therein to "the Borrower" with a reference to "the US Borrower".

          66. Section 9.05(i) of the Credit Agreement is hereby amended by deleting said section (i) in its entirety and inserting the following new section (i) in lieu thereof:

          (i) Parent and Holdings may make equity contributions, directly in the case of Holdings, or by way of downstream contributions in the case of Parent, to the capital of the US Borrower;

          67. Section 9.06 of the Credit Agreement is hereby amended by (i) replacing each reference to "the Borrower" appearing in clause (i) thereof with a reference to "the US Borrower" and (ii) deleting clauses (iii), (iv) and (v) thereof in their entirety and inserting the following new clauses
(iii), (iv), (v) and (vi) in lieu thereof:

          (iii) so long as no Default or Event of Default then exists or would result therefrom, the US Borrower may pay cash Dividends to Holdings, which in turn shall pay such amounts to Parent, so long as the cash proceeds thereof are promptly used by Parent for the purposes described in clause
     (ii) or (v) of this Section 9.06;

          (iv) cash Dividends may be paid to Holdings and/or Parent so long as the proceeds thereof are promptly used by the ultimate recipient thereof to pay operating expenses in the ordinary course of business (including, without limitation, professional fees and expenses) and other similar corporate overhead costs and expenses, PROVIDED, that the aggregate amount of cash Dividends paid pursuant to this clause (iv) (calculated without duplication in the case of amounts not Dividended to Holdings or the Parent) shall at no time during any fiscal year of the US Borrower exceed $200,000;

          (v) cash Dividends may be paid to Parent and Holdings in the amounts and at the times of any payment by the ultimate such recipient in respect of its taxes (or taxes of the consolidated group of which it is parent), PROVIDED, that (x) the amount of cash Dividends paid pursuant to this clause (v) to enable Parent or Holdings to pay taxes at any time shall not exceed the amount of such taxes owing by the ultimate such recipient at such time for the respective period and (y) any refunds received by Parent or Holdings shall promptly be returned by such Person to the US Borrower; and

          (vi) so long as no Default or Event of Default exists or would result therefrom, Parent may purchase shares of common stock of Parent to the extent permitted by Section 9.02(l).

          68. Section 9.07 of the Credit Agreement is hereby amended by (i) replacing each reference therein to "the Borrower" with a reference to "the US Borrower", (ii) replacing the word "and" at the end of clause (iv) thereof with a semi-colon and (iii) inserting the following new clause (vi) immediately following clause (v) thereof: " and (vi) the purchase by Parent of its common stock to the extent permitted by Section 9.02(l)".

          69. Section 9.08 of the Credit Agreement is hereby amended by replacing each reference therein to "the Borrower" with a reference to "the US Borrower".

          70. Section 9.14 of the Credit Agreement is hereby amended by replacing each reference therein to "the Borrower" with a reference to "the US Borrower"

          71. Section 9.15 of the Credit Agreement is hereby amended by replacing the first reference therein to "the Borrower" with a reference to "the US Borrower".

          72. Section 10.01 of the Credit Agreement is hereby amended by replacing the reference therein to "The Borrower" with a reference to "Either Borrower"

          73. Section 10 of the Credit Agreement is hereby further amended by deleting the final paragraph following Section 10.10 thereof in its entirety and inserting the following new paragraph in lieu thereof:

     then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Agent shall, upon the written request of the Required Banks, by written notice to the US Borrower, take any or all of the following actions, without prejudice to the rights of the Agent or any Bank to enforce its claims against any Guarantor or either Borrower, except as otherwise specifically provided for in this Agreement (PROVIDED, that if an Event of Default specified in Section 10.05 shall occur with respect to either Borrower, the result which would occur upon the giving of written notice by the Agent as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment terminated, whereupon the Commitment of each Bank shall forthwith terminate immediately and any Commitment Fees shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and all Obligations owing hereunder (including Unpaid Drawings) to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower; (iii) enforce, as Collateral Agent (or direct the Collateral Agent to enforce), any or all of the Liens and security interests created pursuant to the Security Documents; (iv) terminate any Letter of Credit which may be terminated in accordance with its terms; (v) direct the US Borrower to pay (and the US Borrower hereby agrees upon receipt of such notice, or upon the occurrence of any Event of Default specified in Section 10.05, to pay) to the Collateral Agent at the

     Payment Office such additional amounts of cash, to be held as security for the US Borrower's reimbursement obligations in respect of Letters of Credit then outstanding, equal to the aggregate Stated Amount of all Letters of Credit then outstanding; and (vi) apply any cash collateral as provided in
     Section 4.02.

          74. Section 11 of the Credit Agreement is hereby amended by (i) deleting the following definitions in their entirety:

          Authorized Officer
          Borrower
          Borrowing
          Credit Party
          Guaranteed Obligations
          Material Adverse Effect
          Parent
          Permitted Acquisition
          Security Agreement Collateral
          Security Documents

, (ii) inserting the following new definitions in appropriate alphabetical order:

          "Authorized Officer" shall mean, with respect to (i) delivering Notices of Borrowing, Notices of Conversion and similar notices, any treasurer or other financial officer of the respective Borrower delivering such notice, (ii) delivering Letter of Credit Requests, financial information and officer's certificates pursuant to this Agreement, any treasurer or other financial officer of the US Borrower and (iii) any other matter in connection with this Agreement or any other Credit Document, any officer (or a person or persons so designated by any two officers) of Parent or the US Borrower, in each case to the extent reasonably acceptable to the Agent.

          "Borrower" shall mean (i) at any time prior to the Sixth Amendment Effective Date and prior to the merger of Tri-Star Aerospace Co. with and into Tri-Star Holdings, with Tri-Star Holdings emerging as the surviving corporation, Tri-Star Aerospace Co., (ii) at any time thereafter and prior to the Sixth Amendment Effective Date, Tri-Star Holdings and (iii) at any time after the Sixth Amendment Effective Date, each of the US Borrower and the French Borrower; PROVIDED that, for purposes of Section 13.12 only, each reference to "the Borrower" appearing therein shall be deemed a reference to "the US Borrower".

          "Borrowing" shall mean and include (i) the borrowing of Swingline Loans by a single Borrower from BTCo on a given date and (ii) the borrowing of one Type of Loan pursuant to a single Tranche by a single Borrower from all of the Banks having Commitments with respect to such Tranche on a PRO RATA basis on a given date (or resulting from conversions on a given date), having in the case of Eurodollar Loans the same Interest Period; PROVIDED, that Base Rate Loans incurred pursuant to Section 1.10(b) shall be considered part of any related Borrowing of Eurodollar Loans.

          "Credit Party" shall mean Parent, Holdings, the US Borrower, the French Borrower and each Subsidiary Guarantor.

          "French Borrower" shall mean TriStar Aerospace SARL, a corporation organized and existing under the laws of France.

          "French Pledge Agreement" shall have the meaning provided in the Sixth Amendment.

          "French Security Agreement" shall have the meaning provided in the Sixth Amendment.

          "Guaranteed Obligations" shall mean (i) the principal and interest on each Note issued by each Borrower to each Bank, and Loans made, under this Agreement and all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit, together with all the other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon) of each Borrower to such Bank, the Agent and the Collateral Agent now existing or hereafter incurred under, arising out of or in connection with this Agreement or any other Credit Document and the due performance and compliance with all the terms, conditions and agreements contained in the Credit Documents by each Borrower and (ii) all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of each Borrower or any of its Subsidiaries owing under any Interest Rate Protection Agreement or Other Hedging Agreement entered into by such Borrower or any of its Subsidiaries with any Bank or any affiliate thereof (even if such Bank subsequently ceases to be a Bank under this Agreement for any reason) so long as such Bank or affiliate participate in such Interest Rate Protection Agreement or Other Hedging Agreement, and their subsequent assigns, if any, whether now in existence or hereafter arising, and the due performance and compliance with all terms, conditions and agreements contained therein.

          "Material Adverse Effect" shall mean a material adverse effect on the business, properties, assets, liabilities, condition (financial or otherwise) or prospects of Parent, Holdings, the US Borrower, the US Borrower and its Subsidiaries taken as a whole, Holdings and its Subsidiaries taken as a whole or Parent and its Subsidiaries taken as a whole; PROVIDED that for purposes of satisfying the conditions precedent to the extensions of credit on Initial Borrowing Date and the representations and warranties made pursuant to the Credit Documents on the Initial Borrowing Date, it shall also constitute a Material Adverse Effect if there has been a material adverse effect on the business, properties, assets, liabilities, condition (financial or otherwise) or prospects of either Tri-Star Aerospace or the Aviall Business.

          "Parent" shall have the meaning provided in the first paragraph of this Agreement, or, after such corporation's name is changed pursuant to the events described in the

     Fourth Amendment to this Agreement, dated February 9, 1998, Parent shall mean TriStar Aerospace Co., a Delaware corporation.

          "Permitted Acquisition" shall mean the acquisition by the US Borrower of assets constituting a business, division or product line of any Person not already a Subsidiary of the US Borrower or of 100% of the capital stock of any such Person, which Person shall, as a result of such acquisition, become a Domestic Subsidiary of the US Borrower, PROVIDED that (A) the consideration paid by the US Borrower consists solely of cash (including proceeds of Revolving Loans), the issuance of Indebtedness otherwise permitted in Section 9.04, the issuance of Common Stock of Parent to the extent no Default or Event of Default exists pursuant to Section 10.10 or would result therefrom and the assumption/acquisition of any Permitted Acquired Debt (calculated at face value) relating to such business, division, product line or Person which is permitted to remain outstanding in accordance with the requirements of Section 9.04, (B) in the case of the acquisition of 100% of the capital stock of any Person, such Person shall own no capital stock of any other Person unless either (x) such Person owns 100% of the capital stock of such other Person or (y) (1) such Person and/or its Wholly-Owned Subsidiaries own at least 80% of the consolidated assets of such Person and its Subsidiaries and (2) any non-Wholly Owned Subsidiary of such Person was non-Wholly Owned prior to the date of such Permitted Acquisition of such Person, (C) substantially all of the business, division or product line acquired pursuant to the respective Permitted Acquisition, or the business of the Person acquired pursuant to the respective Permitted Acquisition and its Subsidiaries taken as a whole, is in the United States and (D) all applicable requirements of Sections
     8.14 and 9.02 applicable to Permitted Acquisitions are satisfied. Notwithstanding anything to the contrary contained in the immediately preceding sentence, an acquisition which does not otherwise meet the requirements set forth above in the definition of "Permitted Acquisition" shall constitute a Permitted Acquisition if, and to the extent, the Required Banks agree in writing that such acquisition shall constitute a Permitted Acquisition for purposes of this Agreement.

          "Pledge Agreements" shall mean the Pledge Agreement and the French Pledge Agreement.

          "Security Agreement Collateral" shall mean all "Collateral" as defined in the Security Agreements.

          "Security Agreements" shall mean the Security Agreement and the French Security Agreement.

          "Security Documents" shall mean the Pledge Agreements, the Security Agreements, each Mortgage and each Additional Security Document.

          "Sixth Amendment" shall mean the Sixth Amendment to this Agreement dated as of December 4, 1998.

          "Sixth Amendment Effective Date" shall have the meaning provided in the Sixth Amendment.

          "US Borrower" shall mean Tri-Star Holdings, as the surviving corporation of the merger of Tri-Star Aerospace Co. with and into Tri-Star Holdings.

, (iii) replacing each reference to "the Borrower" appearing in the definitions of "Affiliate", "Applicable Excess Cash Flow Percentage", "Canadian Subsidiary", "Consolidated Net Income", "Excess Cash Flow", "L/C Supportable Indebtedness", "Mortgaged Property", "Notice Office", "Payment Office" and "Subsidiary Guarantor" with references to "the US Borrower" and
(iv) replacing the reference to "the Borrower" appearing in the definition of "Bank Default" with a reference to "either Borrower".

          75. Section 12.05 of the Credit Agreement is hereby amended by replacing the reference therein to "the Borrower" with a reference to "the US Borrower".

          76. Section 12.06 of the Credit Agreement is hereby amended by (i) replacing the first reference therein to "the Borrower" with a reference to "Parent" and (ii) replacing the second, third and fourth references therein to "the Borrower" with references to "either Borrower".

          77. Section 12.10 of the Credit Agreement is hereby amended by replacing each reference therein to "the Borrower" with a reference to "the US Borrower".

          78. Section 13.01 of the Credit Agreement is hereby amended by replacing the reference therein to "The Borrower" with a reference to "The US Borrower".

          79. Section 13.02 of the Credit Agreement is hereby amended by replacing each reference therein to "the Borrower" with a reference to "either Borrower".

          80. Section 13.04 of the Credit Agreement is hereby amended by (i) replacing the reference to "the Borrower may not" appearing in the first proviso to clause (a) thereof with a reference to "neither Borrower may",
(ii) replacing the reference to "the Borrower" appearing in clause (ii) of the third proviso to clause (a) thereof with a reference to "either Borrower", (iii) replacing the reference to "the Borrower" appearing in clause (iii) of the third proviso to clause (a) thereof with a reference to "each Borrower" and (iv)replacing each reference to "the Borrower" appearing in clause (b) thereof with a reference to "the US Borrower".

          81. Section 13.07 of the Credit Agreement is hereby amended by replacing the reference therein to "the Borrower" with a reference to "the US Borrower".

          82. Section 13.09 of the Credit Agreement is hereby amended by replacing the reference therein to "the Borrower" with a reference to "the US Borrower".

          83. Section 13.14 of the Credit Agreement is hereby amended by replacing the reference therein to "the Borrower" with a reference to "the US Borrower".

          84. Section 13.15 of the Credit Agreement is hereby amended by (i) replacing the reference to "the Borrower" appearing in clause (a) thereof with a reference to "the US Borrower" and (ii) replacing the reference to "the Borrower hereby acknowledges and agrees" appearing in clause (b) thereof with a reference to "the other Credit Parties party hereto hereby acknowledge and agree".

          85.   Section 13.17 of the Credit Agreement is hereby amended by
(i) replacing the reference therein to "The Borrower" with a reference to "Each Borrower", (ii) replacing the first reference therein to "the Borrower's" with a reference to "such Borrower's", (iii) replacing the second reference therein to "the Borrower's" with a reference to "the respective Borrower's" and (iv) replacing the final reference therein to "The Borrower" with a reference to "The US Borrower".

          86. Section 13 of the Credit Agreement is hereby further amended by inserting the following new Section 13.18 at the end thereof:

          13.18. JUDGMENT CURRENCY. (a) The Credit Parties' obligations hereunder and under the other Credit Documents to make payments in U.S. Dollars shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than U.S. Dollars, except to the extent that such tender or recovery results in the effective receipt by the Agent, the Collateral Agent or the respective Bank of the full amount of U.S. Dollars expressed to be payable to the Agent, the Collateral Agent or such Bank under this Agreement or the other Credit Documents. If, for the purpose of obtaining or enforcing judgment against any Credit Party in any court or in any jurisdiction, it becomes necessary to convert from any currency other than U.S. Dollars (such other currency being hereinafter referred to as the "Judgment Currency") an amount due in U.S. Dollars, the conversion shall be made at the rate of exchange (as quoted by the Agent or if the Agent does not quote a rate of exchange on such currency, by a known dealer in such currency designated by the Agent and reasonably acceptable to the relevant Borrower) plus any premium and costs payable in connection with the purchase of U.S. Dollars, in each case determined as of the Business Day immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the "Judgment Currency Conversion Date").

          (b) If there is a change in the prevailing rate of exchange between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Borrowers covenant and agree to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount) as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of U.S. Dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange determined on the Judgment Currency Conversion Date.

          87. Section 14.01 of the Credit Agreement is hereby amended by replacing the reference therein to "Parent, Holdings and Tri-Star Holdings" with a reference to "Parent, Holdings and (with respect to the Guaranteed Obligations of the French Borrower only) the US Borrower"

          88. Section 14 of the Credit Agreement is hereby further amended by replacing each reference therein to "the Borrower" with a reference to "the Borrowers (or in the case of the US Borrower, the French Borrower)".

          89. Annex I and Exhibits A, B-2, B-3 and I to the Credit Agreement are hereby amended by deleting each in its entirety and inserting Annex I and Exhibit A, B-2, B-3 and I hereto, respectively, in lieu thereof.

     II.  ACKNOWLEDGMENT AND AGREEMENT WITH RESPECT TO OTHER CREDIT DOCUMENTS

     Each Parent Guarantor (as defined after giving effect to this Amendment) hereby acknowledges and agrees that, in addition to any obligations guaranteed prior to giving effect to this Amendment, it has, pursuant to
Section 14 of the Credit Agreement (as amended hereby), unconditionally guaranteed to the Secured Creditors all of the obligations of the French Borrower under the Credit Agreement, and it is agreed that all such obligations of the French Borrower guaranteed by the Parent Guarantors (as defined after giving effect to this Amendment) shall be included in all references to "Credit Document Obligations" or similar references to obligations of such Parent Guarantor contained in any Security Document.

     III.  MISCELLANEOUS PROVISIONS

     1. By its execution of this Amendment, the French Borrower is deemed to be a party to the Credit Agreement as a Borrower thereunder and accepts for itself all of the duties and obligations required under the terms of the Credit Agreement as modified hereby.

     3. This Amendment is limited precisely as written and shall not be deemed to be a consent to or waiver or modification of any other term or condition of the Credit Agreement, the other Credit Documents or any of the instruments or agreements referred to therein.

     4. In order to induce the Banks to enter into this Amendment, (a) each Borrower hereby jointly and severally represents and warrants that (x) no Default or Event of Default exists on the Sixth Amendment Effective Date (as defined below) both before and after giving effect to this Amendment and (y) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects on and as of the Sixth Amendment Effective Date both before and after giving effect to this Amendment with the same effect as though such representations and warranties had been made on and as of the Sixth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date) and (b) the French Borrower hereby covenants and agrees that (x) at any time after the Sixth Amendment Effective Date when either (i) the Agent or the Required Banks shall request or (ii) the French Borrower shall own any material accounts receivable, the French Borrower shall promptly thereafter duly authorize, execute and deliver a security agreement (as modified, amended or supplemented from time to time in accordance with the terms thereof and of the Credit Agreement, the "French Security Agreement") in form and substance satisfactory to the Agent and the Required Banks, together with an opinion of French counsel satisfactory to the Agent and the Required Banks with respect thereto and (y) if at any time after the Sixth Amendment Effective Date the French Borrower shall own any stock of any Subsidiary, the French Borrower shall duly authorize, execute and deliver a pledge agreement (as modified, amended or supplemented from time to time in accordance with the terms thereof and of the Credit Agreement, the "French Pledge Agreement") in form and substance satisfactory to the Agent and the Required Banks, together with an opinion of French counsel satisfactory to the Agent and the Required Banks with respect thereto.

     5. This Amendment shall become effective on the date (the "Sixth Amendment Effective Date"), on which (A) each Credit Party, the Required Banks, BTCo and LaSalle National Bank shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile) the same to the Agent at its Notice Office and (B) each of the following conditions precedent shall have been satisfied to the satisfaction of the Agent and the Required Banks:

          (i) All necessary governmental and third party consents and/or approvals in connection with the transactions contemplated by this Amendment (including, without limitation, the consent of the Banks required to consent thereto under the terms of the Credit Agreement) shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon, the consummation of this Amendment. Additionally, there shall not exist any judgment, order, injunction or other restraint prohibiting or imposing materially adverse conditions upon the consummation of this Amendment or the transactions contemplated hereby;

          (ii) there shall have been delivered to the Agent new Revolving Notes reflecting the revised Revolving Loan Commitments set forth on Annex I hereto;

          (iii) the Agent shall have received satisfactory opinions of legal counsel relating to this Amendment and the transactions contemplated hereby as have been reasonably requested by the Agent or the Required Banks;

          (iv) since December 31, 1997, nothing shall have occurred (and neither the Agent nor the Required Banks shall have become aware of any facts or conditions not previously known) which the Agent or the Required Banks shall determine could have a material adverse effect on the rights or remedies of the Banks or the Agent, or on the ability of Parent or any of its Subsidiaries to perform their respective obligations to the Agent or the Banks or which could have a Materially Adverse Effect;

          (vi) no litigation by any entity (private or governmental) shall be pending or threatened with respect to this Amendment or the transactions contemplated hereby or any documentation executed in connection herewith, or with respect to any material debt of Parent or its Subsidiaries which is to remain outstanding after the consummation of this Amendment, or which the Agent or the Required Banks shall determine could have a Material Adverse Effect;

          (vii) all agreements relating to, and the corporate and capital structure of, Parent and its Subsidiaries, and all organizational documents of such entities shall either not have changed since the Effective Date, or, if changed, such changes shall be satisfactory to the Commitment Parties;

          (viii) all Loans made and Commitments outstanding pursuant to the Credit Agreement shall be in full compliance with all applicable margin regulations and, immediately after giving effect to this Amendment, there shall exist no conflict with (i) any indebtedness of Parent or any of its subsidiaries that is to remain outstanding or (ii) any material agreements to which Parent or any of its subsidiaries is a party;

          (ix) the Agent shall have received a solvency certificate from the chief financial officer of the US Borrower supporting the conclusion that, after giving effect to this Amendment and the increase of the Total Revolving Loan Commitment (computed as if the Total Unutilized Revolving Loan Commitment were $0), Parent and its Subsidiaries, taken as a whole, are not insolvent and will not be rendered insolvent by the indebtedness incurred in connection therewith, and will not be left with unreasonably small capital with which to engage in their business and will not have incurred debts beyond their ability to pay such debts as they mature;

          (x) the US Borrower shall have paid all costs, fees, expenses (including, without limitation, legal fees and expenses) and other compensation payable to the Agent or the Banks to the extent due, including, without limitation, a fee to each Bank which executes and delivers a counterpart of this Amendment on or prior to December 4, 1998, an amendment fee equal to 1/4 of 1% of the sum of (x) the aggregate outstanding principal amount of such Bank's Term Loans and (y) the amount of such Bank's Revolving Loan Commitment, in the case of each of clauses
     (x) and (y) above calculated immediately prior to giving effect to this Amendment; and

          (xi) there shall not exist or be continuing any Default or Event of Default under the Credit Agreement.

     Unless the Agent has received actual notice from any Bank that the conditions set forth above have not been satisfied, upon the satisfaction of the conditions specified in clause (A) of the immediately preceding sentence and upon the Agent's good faith determination that the other conditions described above have been satisfied, the Sixth Amendment Effective Date shall be deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been satisfied (although the occurrence of the Sixth Amendment Effective Date shall not release the Borrower from any liability for failure to satisfy one or more of the conditions specified above). The Agent will give the Borrower and each Bank prompt notice of the occurrence of the Sixth Amendment Effective Date.

     6. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Agent.

     7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     8. From and after the Sixth Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.


                               *      *      *

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                              TRISTAR AEROSPACE CO.

                              By: /s/Douglas Childress
                                 ---------------------------------------------
                                 Title:  Executive Vice President &
                                         Chief Financial Officer

                              AEROSPACE ACQUISITION CORP.

                              By: /s/Douglas Childress
                                 ---------------------------------------------
                                 Title:  Executive Vice President &
                                         Chief Financial Officer

                              TRISTAR AEROSPACE, INC.

                              By: /s/Douglas Childress
                                 ---------------------------------------------
                                 Title:  Executive Vice President &
                                         Chief Financial Officer

                              TRISTAR AEROSPACE SARL

                              By /s/ Quentin Bourjeaurd
                                 ---------------------------------------------
                                 Title: President & Chief Executive Officer

                              BANKERS TRUST COMPANY,
                               Individually and as Administrative Agent

                              By: /s/ Gregory P. Shefrin
                                 ---------------------------------------------
                                 Title: Vice President

                              LASALLE NATIONAL BANK

                              By: /s/ Stephen Cohen
                                 ---------------------------------------------
                                 Title: Vice President

                              MORGAN STANLEY DEAN WITTER
                              PRIME INCOME TRUST

                              By: /s/ Peter Gewitz
                                 ---------------------------------------------
                                 Title: Authorized Signatory

                              SENIOR DEBT PORTFOLIO
                              By: Boston Management and Research
                                  as Investment Advisor

                              By: /s/ Payson F. Swaffield
                                 ---------------------------------------------
                                 Title: Vice President

                              KEYBANK N.A.

                              By: /s/ Sharon F. Weinstein
                                 ---------------------------------------------
                                 Title: Vice President

                              PILGRIM AMERICA PRIME RATE TRUST
                              By:  Pilgrim America Investments, Inc.
                                   as its Investment Manager

                              By: /s/ Robert L. Wilson
                                 ---------------------------------------------
                                 Title: Vice Presidemt

                              VAN KAMPEN AMERICAN CAPITAL
                                PRIME RATE INCOME TRUST

                              By: /s/ Jeffrey W. Maillet
                                 ---------------------------------------------
                                 Title: Senior Vice President & Director

                                                                        ANNEX I


                    OUTSTANDING TERM LOANS AND COMMITMENTS

                              Outstanding                 Revolving Loan
Bank                          Term Loans                  Commitment
----                          ----------                  ----------
Bankers Trust Company        $2,450,000.00                $20,000,000.00

LaSalle National Bank        $0                           $20,000,000.00

KeyBank N.A.                 $7,350,000.00                $10,000,000.00

Senior Debt Portfolio        $14,749,494.95               $0

Morgan Stanley Dean Witter   $9,800,000.00                $0
Prime Income Trust

Van Kampen American Capital  $7,840,000.00                $0
Prime Rate Trust

Pilgrim America Prime Rate   $6,810,505.05                $0
Trust

                             --------------               --------------
Total                        $49,000,000.00               $50,000,000.00

                                                                      EXHIBIT A

                                                                    EXHIBIT B-2

                                                               EXHIBIT B-3

                                                                      EXHIBIT I